Rule 497(d)




        The First Trust GNMA Reinvestment Income Trust "GRIT", Series 98

                          Supplement to the Prospectus

         Notwithstanding anything to the contrary in the Prospectus, First Trust Advisors L.P. ("FTA") has entered into an Asset Purchase Agreement with Securities Evaluation Service, Inc. ("SES"), evaluator of the Trust, for certain assets relating to the business of providing security evaluation services. Upon completion and closing of the acquisition, FTA will accept appointment as successor evaluator by The Bank of New York, as trustee, and First Trust Portfolios, L.P., an affiliate of FTA and sponsor of the Trust, and will begin performing evaluation services for the Trust.

April 13, 2006